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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           APRIL 23, 2001
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                  1-3551                    25-0464690
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA  15219
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             (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code           (412) 553-5700
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                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

         o On April 19, 2001, the Board of Directors of Equitable Resources, Inc. (the Registrant; NYSE: EQT) declared a regular quarterly cash dividend of 32 cents per share (pre-split), an 8.5% increase, payable June 1, 2001 to shareholders of record on May 11, 2001.

         o On April 19, 2001, the Board of Directors of Equitable Resources, Inc. declared a two for one stock split, subject to regulatory approval, payable June 11, 2001 to shareholders of record on May 11, 2001.




                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  EQUITABLE RESOURCES, INC.
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                                                         (Registrant)




                                             By      /s/  David L. Porges
                                                ------------------------------
                                                        David L. Porges
                                                  Executive Vice President and
                                                     Chief Financial Officer




       APRIL 23, 2001
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